Exhibit 99.1

MADISON BANCSHARES GROUP, LTD. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	September 30, 2004	December 31, 2003
	(Unaudited)

ASSETS

CASH AND CASH EQUIVALENTS:
Cash and amounts due from banks	$10,893,546	$11,959,388

Federal funds sold	—	—
Total cash and cash equivalents	10,893,546	11,959,388

INVESTMENT SECURITIES:
Held to maturity (fair value—2004, $2,080,000; 2003, $5,896,857	2,086,493	5,881,615
Available for sale (amortized cost—2004, $469,963; 2003, $9,589,214)	488,362	9,675,998
Federal Home Loan Bank Stock	1,191,200	578,200
Federal Reserve Bank Stock	400,800	323,400

LOANS (Net of allowance for loan losses—2004, $2,045,062; 2003, $1,212,666)	184,271,479	162,745,468
MORTGAGE LOANS HELD FOR SALE	12,849,385	12,720,312
REAL ESTATE OWNED	—	133,494
FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET	2,210,015	2,620,961
ACCRUED INTEREST RECEIVABLE	906,573	900,118
OTHER ASSETS	1,815,750	830,391
DEFERRED INCOME TAXES	338,695	309,188

TOTAL	$217,452,298	$208,678,533

LIABILITIES AND SHAREHOLDERS’ EQUITY

DEPOSITS:
Noninterest-bearing demand deposits	$31,523,078	$40,389,663
Interest-bearing demand deposits	35,598,519	20,935,426
Savings deposits	12,994,776	11,445,147
Money market deposits	34,900,176	34,742,152
Time deposits	64,453,855	76,182,875

Total deposits	179,470,404	183,695,263

BORROWED FUNDS	27,590,000	5,000,000
GUARANTEED PREFERRED BENEFICIAL INTEREST IN SUBORDINATED DEBT	5,150,000	5,150,000
ACCRUED INTEREST PAYABLE	714,904	398,787
ACCRUED EXPENSES AND OTHER LIABILITIES	1,216,569	655,746

Total Liabilities	214,141,877	194,899,796

COMMITMENTS

SHAREHOLDERS’ EQUITY
Preferred stock, $5 par value—authorized $5,000,000 shares; issued and outstanding, 0 shares
Common stock, $1 value—authorized 20,000,000 shares; issued and outstanding, 2004, 2,175,070 and 2003, 2,169,320 shares	2,175,070	2,169,320
Capital surplus	10,618,556	10,591,118
Accumulated earnings	(9,495,348)	961,022
Accumulated other comprehensive income	12,143	57,277

Total shareholder’s equity	3,310,421	13,778,737

TOTAL	$217,452,298	$208,678,533

See notes to unaudited condensed consolidated financial statements.

MADISON BANCSHARES GROUP, LTD. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2004 AND 2003

(UNAUDITED)

	2004	2003
	(Unaudited)	(Unaudited)

Interest income:
Interest and fees on loans	$9,169,525	$9,256,317
Interest and dividends on investment securities:
US Government obligations	131,814	282,690
Other securities	55,148	216,425
Interest on temporary investments	—	—

	9,356,487	9,755,432

Interest expense:
Interest on:
Demand deposits	41,504	46,294
Savings and money market deposits	398,815	499,972
Time deposits	1,595,713	2,027,177
Guaranteed preferred beneficial interest in subordinated debt	172,619	332,176
Federal funds purchased & other interest	117,272	8,273

	2,325,923	2,913,892

Net interest income before provision for loan losses	7,030,564	6,841,540
Provision for loan losses	1,675,000	400,000

Net interest income after provision for loan losses	5,355,564	6,441,540

Other noninterest income:
Gain on sale of mortgage loans	3,395,410	5,565,400
Gain on sale of securities	91,787	77,494
Service charges on deposit accounts	676,805	572,235
Other	282,396	576,280

Total noninterest income	4,446,398	6,791,409

Other noninterest expenses:
Salary and employee benefits	10,563,361	7,240,592
Occupancy	2,154,224	1,470,736
Equipment	373,508	298,005
Computer processing	1,521,396	527,918
Deposit insurance	82,605	22,251
Legal Fees	98,327	94,059
Professional fees	—	—
Other outside service fees	758,453	331,818
Business development	166,152	174,286
Office and stationary supplies	173,289	199,900
Director fees	96,025	87,475
Advertising	111,967	178,562
Other operating	5,231,737	777,420
Amortization of debt issuance costs	20,258	38,129

Total noninterest expenses	21,351,302	11,441,151

Income before income taxes	(11,549,340)	1,791,798
(Benefit)/Provision For Income Taxes	(1,092,976)	641,709

Net income (loss)	$(10,456,364)	$1,150,089

Net income (loss) per common share—basic	$(4.81)	$0.53

Net income (loss) per common share—diluted	$(4.00)	$0.52

Weighted average number of shares—basic	2,173,559	2,161,320

Weighted average number of shares—diluted	2,612,566	2,232,953

See notes to unaudited condensed consolidated financial statements.

MADISON BANCSHARES GROUP, LTD. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTH PERIODS ENDED SEPTEMBER 30, 2004 AND 2003

(UNAUDITED)

	2004	2003
	(Unaudited)	(Unaudited)

Operating activities:
Net (loss)/income	$(10,456,364)	$1,150,089

Adjustments for non-cash items included in net (loss)/income:
Deferred income tax	(29,507)	—
Depreciation and amortization	484,108	358,103
Provision for loan losses	1,675,000	400,000
Net amortization of bond premium/discount	24,845	28,011
(Gain) on sale of available for sale securities	(91,787)	(77,494)
(Gain) on sale of mortgage loans held for sale	(3,395,410)	(5,565,400)
Origination of Loans held for sale	(166,788,604)	(226,259,073)
Proceeds on loans held for sale	170,073,609	227,908,264

Changes in assets and liabilities which provided (used) cash:
Accrued interest receivable	(6,455)	222,756
Other assets	(985,359)	(362,774)
Accrued interest payable	316,117	206,691
Accrued expenses and other liabilities	515,683	(238,791)
Deferred loan fees	(18,668)	137,911

Net cash (used in) operating activities	(8,682,792)	(2,091,707)

Investing activities:
Purchase of investment securities available for sale	—	—
Purchase of Federal Home Loan Bank stock	(983,000)	(294,600)
Purchase of Federal Reserve stock	(77,400)	—
Proceeds from sale of investment securities available for sale	5,115,588	1,558,059
Proceeds from maturity of investment securities held to maturity	3,749,112	170,000
Proceeds from maturity of investment securities available for sale	4,185,000	—
Proceeds from redemption of Federal Home Loan Bank stock	370,000	—
Net change in loans to customers	(23,201,011)	(12,204,910)
Net increase in federal funds sold	—	(1,825,000)
Purchase of furniture, equipment and leasehold improvements	(73,162)	(113,594)
Costs capitalized for real estate owned	133,494	139,571)

Net cash (used in) investing activities	(10,781,379)	(12,570,474)

Financing activities:
Net increase (decrease) in customer deposits	(4,224,859)	13,958,616
Net increase in federal funds purchased	2,590,000	—
Proceeds from FHLB advances	79,300,000	—
Proceeds from issuance of capital securities	—	150,000
Repayment of FHLB advances	(59,300,000)	—
Exercise of stock options and warrants	33,188	—

Net cash provided by financing activities	18,398,329	14,108,616

Net decrease in cash and cash equivalents	(1,065,842)	(553,565)
Cash and cash equivalents, beginning of period	11,959,388	8,370,912

Cash and cash equivalents, end of period	$10,893,546	$7,817,347

Supplemental disclosures of cash flow information:
Interest paid	$2,009,806	$2,707,201

Income taxes paid	$240,000	$640,000

See notes to unaudited condensed consolidated financial statements.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD ENDED SEPTEMBER 30, 2004 AND 2003

1.              ORGANIZATION AND NATURE OF OPERATIONS

Madison is a one-bank holding company formed pursuant to Section 3(a)(1) of Madison Bank Holding Company Act of 1956, as amended. Madison was incorporated under the laws of the Commonwealth of Pennsylvania on May 31, 1988, to engage in the business of commercial banking through its wholly owned subsidiary, The Madison Bank. Madison Bank is a commercial bank chartered under the applicable laws of the Commonwealth of Pennsylvania and is regulated under the Federal Reserve System by the Federal Reserve Bank. Madison Bank offers a variety of services to individuals and businesses through its offices in Blue Bell, Conshohocken, Center Square, Strafford, Lansdale, Northeast Philadelphia, Horsham, Newtown, Jenkintown and its tenth branch location in Oaks, which opened in 2002. Madison Bank commenced its operations on August 16, 1989 after receiving the necessary regulatory approval. On March 7, 2003, Madison filed Form 15 with the Securities and Exchange Commission effectively delisting its stock from the NASDAQ SmallCap Market. Madison’s common stock continues to be traded on the National Quotation Bureau’s Pink Sheets.

2.              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation—The consolidated financial statements include the accounts of Madison and its wholly owned subsidiary, Madison Bank. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates in the Preparation of Financial Statements—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The most significant of these estimates is the allowance for loan losses. Actual results could differ from those estimates.

Cash and Cash Equivalents—For purposes of reporting cash flows, cash and cash equivalents include cash on hand, amounts due from banks and federal funds sold. Generally, federal funds are purchased and sold for one-day periods. Cash maintained in vaults on premises of $1,259,888 and $1,447,312 at September 30, 2004 and 2003, respectively, is sufficient to currently meet average reserve balances under federal requirements.

Investment Securities—Madison Bank classifies and accounts for debt and equity securities as follows:

•                  Securities Held to Maturity—Securities held to maturity are stated at cost adjusted for unamortized purchase premiums and discounts based on management’s positive intent and Madison Bank’s ability to hold such investments until maturity considering all reasonably foreseeable conditions and events. Purchase premiums and discounts are amortized to income over the life of the related security. The adjusted cost of a specific security sold is the basis for determining the gain or loss on the sale.

•                  Securities Available for Sale—Securities available for sale, carried at fair value, are those management might sell in response to changes in market interest rates, increases in loan demand, changes in liquidity needs and other conditions. Unrealized gains and losses are excluded from earnings and are reported net of tax as a separate component of shareholders’ equity until realized. Realized gains and losses on the sale of investment securities are reported in the consolidated statement of operations and are determined using the adjusted cost of the specific security sold.

Loans—Loans are stated at the principal amount outstanding, net of any deferred loan fees. Interest income on commercial and mortgage loans is recorded on the outstanding balance method, using actual interest rates applied to daily principal balances. Accrual of interest income on loans will cease when collectibility of interest and/or principal is uncertain. If it is determined that the collection of interest previously accrued is uncertain, the accrued interest is reversed and charged to current earnings; thereafter, income is recognized as payments are received.

Allowance for Loan Losses—An allowance for loan losses is maintained at a level that management considers adequate to provide for estimated losses based upon an evaluation of known and inherent risk in the loan portfolio. Management’s periodic evaluation is based upon evaluation of the portfolio, past loss experience, current economic conditions, and other relevant factors. While management uses the best information available to make such evaluations, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used in making the evaluations.

Impaired loans are measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, observable market price, or the fair value of the collateral if the loan is collateral dependent.

In July 2001, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 102, Selected Loss Allowance Methodology and Documentation Issues. SAB No. 102 expresses the SEC staff’s views on the development and application of a systematic methodology for determining the allowance for loan losses in accordance with accounting principles generally accepted in the United States of America. Also in July 2001, the federal banking agencies issued guidance on this topic through the Federal Financial Institutions Examination Council interagency guidance, Policy Statement on Allowance for Loan and Lease Losses Methodologies and Documentation for Banks and Savings Institutions. In management’s opinion, Madison’s methodology and documentation of the allowance for loan losses meets the guidance issued.

Mortgage Loans Held for Sale—Madison originates residential mortgage loans for portfolio investment or for sale in the secondary market with servicing released to provide additional funds for lending. Loans held for sale are carried at the lower of cost or market value, determined on a net aggregate basis.

Accounting for Stock-Based Compensation—Madison accounts for stock options in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, which allows an entity to choose between the intrinsic value method, as defined in Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretation, or the fair value method of accounting for stock-based compensation described in SFAS No. 123. An entity using the intrinsic value method must disclose pro forma net income and earnings per share as if the stock-based compensation was accounted for using the fair value method. Madison continues to account for stock-based compensation using the intrinsic value method and has not recognized compensation expense under this method.

Had compensation cost for Madison’s stock option plan been determined based on the fair value at the dates of awards under the fair value method of SFAS No. 123, Madison’s net income and income per share would have been reduced to the pro forma amounts indicated below:

		For the Nine Months Ended September 30,
		2004	2003

Net Income (loss):	As reported	$(10,456,364)	$1,150,089
	Pro forma	(10,456,364)	1,000,942

Diluted earnings per share:
	As reported	$(4.00)	$0.52
	Pro forma	(4.00)	0.45

In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure, an amendment of FASB Statement No. 123. SFAS No. 148 amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. This Statement is effective for financial statements for fiscal years ending after December 15, 2002.

Earnings Per Share—Basic net income per share is based on the weighted average number of common shares outstanding, while diluted net income per share is based on the weighted average number of common shares outstanding and common share equivalents that would arise from the exercise of dilutive securities. The calculation of the weighted average shares is as follows:

	For the nine months ended September 30,
	2004	2003

Weighted average common shares outstanding—basic	2,173,559	2,161,320
Increase in shares due to options and warrants—diluted basis	439,007	71,633
Total weighted average shares	2,612,566	2,232,953

Comprehensive Income—Amounts from transactions and other events which are currently excluded from the statement of operations and are recorded directly to shareholders’ equity and are presented as a component of comprehensive income.  Change in accumulated comprehensive income (loss) for the nine months ended September 30, 2004 and 2003 was $12,143 and $65,685 respectively.

Recent Accounting Pronouncements—In November 2002, the FASB issued FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, including Indirect Guarantees of Indebtedness of Others. This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. This Interpretation also incorporates, without change, the guidance in FASB Interpretation No. 34, Disclosure of Indirect Guarantees of Indebtedness of Others, which is being superceded. The initial recognition and initial measurement provisions of this Interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year-end. The disclosure requirements in this Interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002. Madison currently has no guarantees that would be required to be recognized, measured or disclosed under this Interpretation.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN No. 46”). The Interpretation clarifies the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain entities in which investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinate financial support from other parties. Madison has participated in the issue of trust preferred securities through a trust established for such purpose. Madison classifies such securities as liabilities on the Consolidated Balance Sheet. The adoption of FIN No. 46 did not have a material impact on Madison’s financial statements.

In December 2002, the FASB issued Interpretation No. 148, Accounting for Stock-Based Compensation—Transition and Disclosure—an amendment of FASB Statement No. 123 (“SFAS No. 148”). The Interpretation amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The disclosure requirements in this Interpretation are effective for fiscal years ending after December 15, 2002 for transition guidance and annual disclosure provisions; for financial reports containing financial statements for interim periods beginning after December 15, 2002 for interim disclosure provisions. This Interpretation was properly adopted by Madison on December 31, 2003. Madison accounts for stock-based compensation in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, which permits the use of the intrinsic value method described in APB Opinion No. 25, Accounting for Stock Issued to Employees, and requires Madison to disclose the pro forma effects of accounting for stock-based compensation using the fair value method as described in the optional accounting requirements of SFAS No. 123. As permitted by SFAS No. 123, Madison will continue to account for stock-based compensation under APB Opinion No. 25, under which Madison has recognized no compensation expense. The adoption of SFAS No. 148 did not have a material impact on Madison’s financial statements.

In January 2003, the FASB issued Interpretation No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. The Interpretation establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Interpretation requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity and some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Elements of Financial Statements. The Interpretation is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after September 15, 2003, except for mandatory redeemable financial instruments of nonpublic entities. For nonpublic entities, mandatory redeemable financial instruments are subject to the provisions of this Statement for the first fiscal period beginning after December 15, 2003. Madison adopted the SFAS No. 150 as of January 2003. The adoption did not have any impact on Madison’s financial condition or results of operations.

In April 2003, the FASB issued Interpretation No. 149, Amendments of Statement 133 on Derivative Instruments and Hedging Activities. The Interpretation amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is effective for contracts entered into or modified after September 30, 2003, except for hedging relationships designated after September 30, 2003. Madison is required to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Madison adopted SFAS No. 149 as of September 30, 2003. The adoption did not have any impact on Madison’s financial condition or results of operations.

3.              INVESTMENT SECURITIES

The scheduled maturities of debt securities to be held to maturity and debt securities available for sale at September 30, 2004 and December 31, 2003 were as follows:

	SEPTEMBER 30, 2004		DECEMBER 31, 2003
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Unaudited)

Available for Sale:
U.S. Treasury securities and securities of U.S. Government agencies:
Due in 1 to 5 years	$469,963	$488,362	$8,589,214	$8,779,438
Due in 5 to 10 years			1,000,000	896,560

Total	$469,963	$488,362	$9,589,214	$9,675,998

Held to Maturity:
U.S. Treasury securities and securities of U.S. Government agencies:
Due from 1 to 5 years	$2,086,493	$2,080,000	$5,881,615	$5,896,857

Gross unrealized gains/(losses) on available for sale securities for the periods ended September 30, 2004 and December 31, 2003 were $18,399 and $86,784 respectively.  Gross unrealized gains/(losses) on hold to maturity securities for the periods ended September 30, 2004 and December 31, 2003 were ($6,493) and $15,242 respectively.  Gross realized gains/(losses) on available for sale securities for the periods ended September 30, 2004 and December 31, 2003 were $91,787 and $77,494 respectively.

4.              LOANS AND ALLOWANCE FOR LOAN LOSSES

Loans outstanding at September 30, 2004 and December 31, 2003 are summarized as follows:

	September 30, 2004	December 31, 2003
	(Unaudited)

Real estate mortgage loans	$7,432,592	$4,711,783
Commercial loans	154,836,180	141,980,896
Consumer loans	24,418,628	17,654,981

Total	186,687,400	164,347,660

Less:
Allowance for loan losses	(2,045,062)	(1,212,666)
Deferred origination fees, net	(370,859)	(389,526)

	$184,271,479	$162,745,468

Madison Bank grants loans to customers in its local market area which consists primarily of Montgomery County, Pennsylvania. The ultimate repayment of these loans is dependent to a certain degree on the local economy and real estate market.

An analysis of the activity in the allowance for loan losses is as follows:

	September 30, 2004	December 31, 2003
	(Unaudited)

Balance, beginning of year	$1,212,666	$1,183,279

Provision charged to operations	1,675,000	520,000

Loans charged off:
Commercial loans	(777,244)	(630,123)
Consumer loans	(87,060)	(36,564)

	2,023,362	(666,687)

Recoveries—commercial and consumer loans	21,700	176,074

Balance, end of year	$2,045,062	$1,212,666

The provision for loan losses charged to expense is based upon past loan loss experience and an evaluation of losses in the current loan portfolio, including the evaluation of impaired loans. A loan is considered to be impaired when, based upon current information and events, it is probable that Madison Bank will be unable to collect all amounts due according to the contractual terms of the loan. An insignificant delay or insignificant shortfall in amount of payments does not necessarily result in the loan being identified as impaired.

Commercial loans and commercial real estate loans are placed on nonaccrual at the time the loan is 90 days delinquent unless the credit is well secured and in the process of collection. Generally, commercial loans are charged off no later than 120 days delinquent unless the loan is well secured and in the process of collection, or other extenuating circumstances support collection. Residential real estate loans are typically placed on nonaccrual at the time the loan is 90 days delinquent. Other consumer loans are typically charged off at 90 days delinquent. In all cases, loans must be placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

The principal amount of nonaccrual loans at September 30, 2004 and December 31, 2003 totaled $621,880 and $875,009 respectively, all of which is included in impaired loans. Additional interest income that would have been recorded at September 30, 2004 and December 31, 2003 under the original terms of nonaccrual loans totaled $71,264 and $67,483 respectively.

5.              DEPOSITS

Deposits consist of the following major classifications at September 30, 2004 and December 31, 2003:

	September 30, 2004		December 31, 2003
Type of Account	Balance	% of Portfolio	Balance	% of Portfolio

Non-Interest Bearing	$31,523,078	18%	$40,389,663	22%
Interest Bearing	35,598,519	20	20,935,426	11
Money Market	34,900,176	19	34,742,152	19
Savings	12,994,776	7	11,445,147	6
CD’s Under $100,000	31,976,146	18	36,924,527	20
CD’s Over $100,000	32,477,709	18	39,258,348	22

Totals	$179,470,404	100%	$183,695,263	100%

6.              MADISON STATUTORY TRUST I

On September 26, 2003, Madison Capital Trust I (the “Trust”), a statutory trust created under the laws of the State of Connecticut that is a wholly owned subsidiary of Madison, issued $5,150,000 Capital Securities (“Capital Securities”) with a stated value and liquidation preference of $1,000 per share that contained the full and unconditional guarantee of its parent, Madison. Interest is paid at a rate per annum equal to the 3-Month LIBOR plus 3.10% (“Coupon Rate”), provided, however that prior to September 26, 2008, the Coupon Rate does not exceed 11.75%. The Trust’s obligations under the Capital Securities issued are fully and unconditionally guaranteed by Madison. The proceeds from the sale of the Capital Securities of the Trust were utilized by the Trust to invest in $5,150,000, Junior Subordinated Debentures (the “Debentures”) of Madison. The Debentures are unsecured and rank subordinate and junior in right of payment to all indebtedness, liabilities and obligations of Madison. The Debentures represent the sole assets of the Trust. Interest on the Capital Securities is cumulative and payable quarterly in arrears. Madison has the right to optionally redeem the Debentures prior to the maturity date of September 26, 2033, on any March 26, September 26, September 26 or December 26 on or after September 26, 2008, at 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date.

7.              ACQUISITION

On April 16, 2004 Leesport Financial Corp, parent company of Leesport Bank, Essick & Barr, LLC and Leesport Wealth Management, LLC agreed to acquire Madison Bancshares Group, Ltd, parent company of Madison Bank and Philadelphia Financial Mortgage Co., in a merger transaction. Under the terms of the merger agreement, Madison shareholders were entitled to receive 0.6028 shares of Leesport common stock for each share of Madison common stock. Outstanding options and warrants to purchase shares of Madison common stock were converted into cash.  The combined assets of Leesport and Madison based on both companies’ assets at September 30, 2004 will be approximately $894 million. The transaction closed on October 1, 2004.

Included in Madison’s net operating loss for the nine months ended September 30, 2004 are certain expenses associated with the merger.  Included in salary and employee benefits expense is approximately $4.1 million in employee stock option payouts.  Included in occupancy expense is approximately $554,000 in rents paid due to the closing of Madison’s Jenkinstown and Summit Square branches.  Included in computer processing expense is approximately $1.0 million in vendor termination fees.  Included in other operating expense is approximately $2.9 million in director stock option/warrant payouts, as well as, approximately $1.3 million for the termination of existing contractual arrangements relating to Madison Bank’s mortgage banking operations.

8.     INCOME TAXES

Included in Madison’s net operating loss for the nine months ended September 30, 2004 is an income tax benefit of approximately $1.1 million relating to the NOL carry back for the years ended December 31, 2003 and 2002.  The income tax benefit on the remaining NOL carry forward has not been recorded in these statements.